UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016

New York REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

New York REIT, Inc. (the “Company”) is filing this Current Report on Form 8-K/A solely for the purpose of correcting the form of Exhibit 10.2 attached to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on May 26, 2016 (the “Original Report”).  A corrected Exhibit 10.2 is attached hereto. No other changes are being made to the Original Report.

The form of Exhibit 10.2 attached to the Original Report incorrectly reflected the number of shares of common stock to be issued as Advisor Consideration (as defined in Exhibit 10.2) as 2,925,810, instead of 2,865,916, as correctly reported in the description of the material terms of the agreement contained in Exhibit 10.2 in the Current Report on Form 8-K filed by the Company with the SEC on May 25, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.2

Omnibus Amendment and Termination Agreement for the New York REIT, Inc. Second Amended and Restated 2014 Advisor Multi-Year Outperformance Agreement, dated as of May 25, 2016, by and among New York REIT, Inc., New York Recovery Operating Partnership, L.P., New York Recovery Advisors, LLC and each of the persons whose names are set forth on Schedule A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2016	NEW YORK REIT, INC.

	By:	/s/ Michael A. Happel
Michael A. Happel
Chief Executive Officer and President